Exhibit 10.7

               AGREEMENT AND FIRST AMENDMENT TO CREDIT AGREEMENT
                               (January 21, 1994)


     THIS AGREEMENT AND FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of January 21, 1994 by and among ALLWASTE, INC. (the "Company"), a Delaware corporation, EACH OF THE FINANCIAL INSTITUTIONS WHICH IS A SIGNATORY HERETO (individually, a "Bank" and collectively, the "Banks") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("TCB"), a national banking association acting as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

RECITALS:

     A. The Company, the Agent and the Banks have entered into a Credit Agreement dated as of November 30, 1993 (which such Credit Agreement, as the same may have heretofore been amended, modified, supplemented and restated from time to time, is hereinafter called the "Credit Agreement").

     B. The Company has requested the Agent and the Banks to amend the Credit Agreement in certain respects to, among other things, (1) permit the Company to convert the IAM Acquisition Loan into preferred stock of IAM, (2) increase the limit on guaranties, endorsements and other contingent liabilities to $6,000,000, (3) permit the Company to acquire the Indebtedness of any Person in connection with a Permitted Asset Disposition or a Permitted Stock Disposition so long as the aggregate amount of such Indebtedness does not exceed $10,000,000 at any one time, (4) increase the limit on loans to Persons which are not Subsidiaries of the Company to $3,000,000, (5) modify in certain respects the list of permitted loans by the Company, and (6) make certain corrections to
Section 6.1 of the Credit Agreement. In addition, the Company has requested the Agent and the Banks to waive any Default or Event of Default which may have occurred as a result of the acceptance by the Company of promissory notes in lieu of cash in connection with certain Permitted Asset Dispositions and/or Permitted Stock Dispositions.

     C. The parties now hereby desire to so amend the Credit Agreement and waive any such Default or Event of Default, all as is more fully described hereinbelow, which shall control over any conflicting or inconsistence recitals above.

AGREEMENTS:

     NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto do hereby agree as follows:

     1. DEFINITIONS DELETED. Section 1.1 of the Credit Agreement is hereby amended by deleting therefrom the definitions of "Horton" and "Horton Loan" where they appear therein.

     2. DEFINITIONS ADDED. Section 1.1 of the Credit Agreement is hereby amended by adding thereto between the definitions of IAM Acquisition Loan and "Incidental Liens" where those definitions appear therein, the following new definition:

     "IAM RESTRUCTURE shall mean a restructure of IAM's debt and capital structure involving, among other things, the simultaneous substitution of the Indebtedness owed to The Law Companies in the principal amount of $2,000,000 with preferred stock of IAM issued to The Law Companies and the Indebtedness owed to the Company under the IAM Acquisition Loan with preferred stock of IAM issued to the Company."

     3. PERMITTED INDEBTEDNESS. Section 6.1(o) of the Credit Agreement is hereby amended in its entirety to be and read as follows:

     "(o) in addition to and cumulative of Indebtedness described elsewhere in this Section 6.1, notes of the Company payable to sellers of businesses or assets which the Company is permitted to acquire under the terms hereof, with maturities of one year or less, so long as the aggregate of such notes does not exceed at any time $4,000,000;"

     In addition, the parties hereto agree, confirm and acknowledge that at the time of execution of the Credit Agreement and at all times since such execution, it has been their intent that the dollar amount applicable to SECTION 6.1(r) of the Credit Agreement be $2,000,000, notwithstanding the fact that the amount which appears therein is $4,000,000. The parties hereto now agree that as of the effective date hereof, Section 6.1(r) is amended in its entirety to be and read as follows:

     "(r) in addition to and cumulative of Indebtedness described elsewhere in this SECTION 6.1, guaranties, endorsements and other contingent liabilities of the Company not to exceed at any time $6,000,000 in the aggregate."

     4. LOANS TO NON-SUBSIDIARIES. Section 6.7(g) of the Credit Agreement is hereby amended in its entirety to be and read as follows:

     "(g) so long as no Event of Default has occurred and is continuing, loans to any Person which is not a Subsidiary of the Company or of any of the Company's Subsidiaries, provided, that the aggregate of all of such loans does not exceed at any time $3,000,000 on a consolidated basis;"

     5. DISPOSITION RELATED LOANS. Section 6.7(j) of the Credit Agreement is hereby amended in its entirety to be and read as follows:

     "(j) in addition to and cumulative of the loans referred to in SECTION 6.7(g) hereof, loans to purchasers to finance Permitted Asset Dispositions and Permitted Stock Dispositions, PROVIDED, that the aggregate of all such loans does not exceed at any time $10,000,000;"

     6. IAM RELATED TRANSACTIONS. SECTION 6.7(k) of the Credit Agreement is hereby amended in its entirety to be and read as follows:

     "(k) in addition to and cumulative of the loans referenced in SUBSECTION 6.7(g) above and any other loans to Persons which are not Subsidiaries of the Company or any of the Company's Subsidiaries expressly permitted elsewhere in this SECTION 6.7, the IAM Acquisition Loan until such time as the IAM Restructure has been completed, and upon and after the completion of the IAM Restructure, Stock of IAM issued to the Company in connection with the IAM Restructure; and"

     7. WAIVER. The Banks hereby waive any Default or Event of Default which may have occurred as a result of the acceptance by the Company of (a) a promissory note in the original principal sum of $3,125,234, payable to the order of the Company, dated as of December 22, 1992, executed by Hoover Sales and Services, Inc. as consideration, among other consideration, in connection with a Permitted Asset Disposition or a Permitted Stock Disposition, and (b) a promissory note in the original principal sum of $790,240, payable to the order of the Company, dated as of June 11, 1993, executed by Cummings Enterprises, Inc., as consideration, among other consideration, in connection with a Permitted Asset Disposition or a Permitted Stock Disposition.

     8. CONDITIONS. No part of this Amendment shall become effective until the Company shall have delivered (or shall have caused to be delivered) to the Banks each of the following, in Proper Form:

          (a) certificates dated as of the date hereof of the Secretary or any Assistant Secretary of the Company and each of the Guarantors as of the date hereof, and such other documents and information as the Banks may request;

          (b) the written consent of all of the Guarantors to the execution and delivery of this Amendment and such other related matters as the Banks may reasonably require;

          (c) a Notice of Entire Agreement, DTPA Waiver and Release of Claims executed by the Company and each of the Guarantors as of the date hereof; and

          (d) Each Bank's respective amendment fee as provided in Section 2.16 of the Credit Agreement.

     9. REPRESENTATIONS TRUE; No Default. The Company represents and warrants that the representations and warranties contained in Section 4 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date. The Company hereby certifies that no Default or Event of Default under the Credit Agreement or any of the other Loan Documents has occurred and is continuing as of the date hereof.

     10. RATIFICATION. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect. In the event of any conflict between this Amendment and the Credit Agreement or any of the other Loan Documents (or any earlier modification of any of them), this Amendment shall control. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Docu ments are in all respects ratified and confirmed and remain in full force and effect.

     11. DEFINITIONS and References. Terms used herein which are defined in the Credit Agreement or in the other Loan Documents shall have the meanings therein ascribed to them. The term "Credit Agreement" as used in the Credit Agreement, the other Loan Documents or any other instrument, document or writing furnished to the Agent or any of the Banks by the Company shall mean the Credit Agreement as hereby amended.

     12. MISCELLANEOUS. This Amendment (a) shall be binding upon and inure to the benefit of the Company, the Banks and the Agent and their respective successors, assigns, receivers and trustees (provided, however, that the Company shall not assign its rights hereunder without the prior written consent of the Agent); (b) may be modified or amended only by a writing signed by each party;
(c) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA; (d) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

     IN WITNESS WHEREOF, the Company, the Banks and the Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date which first appears hereinabove.

                                                         ALLWASTE, INC.,
                                                         a Delaware corporation



                                                       By:_____________________
                                                            R. L. Nelson, Jr.
                                                            President

ATTEST:

_________________
Douglas M. Cerny,
Secretary

                                             TEXAS COMMERCE BANK NATIONAL
                                             ASSOCIATION, a national banking
                                             association, as a Bank and as Agent


                                             By:_______________________________
                                                Richard L. Esdorn, III,
                                                Senior Vice President

                                             NATIONSBANK OF TEXAS, N.A.,
                                             a national banking association


                                             By:_______________________________
                                                Frank T. Hundley,
                                                 Vice President

                                             CITIBANK, N.A., a national
                                             banking association

                                             By:   ____________________________

                                             Name: ____________________________

                                             Title:____________________________

                                             FIRST INTERSTATE BANK OF TEXAS,
                                             N.A, a national banking association


                                             By:_______________________________
                                                Carol D. Birkofer,
                                                Corporate Banking Officer

                                             THE BANK OF NOVA SCOTIA,



                                             By:   ____________________________

                                             Name: ____________________________

                                             Title:____________________________

                                             COMERICA BANK - TEXAS,
                                             a Texas banking association


                                             By:_______________________________
                                                Mitchell Schulman,
                                                Vice President

                                             LTCB TRUST COMPANY, a New York
                                             Trust Company

                                             By:   ____________________________

                                             Name: ____________________________

                                             Title:____________________________